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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                           FORM 8 - K

                         CURRENT REPORT


Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of
1934.

Date of Report (Date of earliest event reported): October 10, 2005
                                                  ---------------

                 Alfa International Holdings Corp.
    ------------------------------------------------------
    (Exact name of registrant as specified in its charter)


                   Alfa International Corp.
    ------------------------------------------------------
                  (Former Name of Registrant)


   Delaware                0-17264            20-2876380
----------------         -------------      ---------------
(State or other          (Commission        (IRS Employer
jurisdiction of          File Number)       Identification
incorporation)                                  Number)


   350 Fifth Avenue, Suite 1103, New York, N.Y.            10118
  ---------------------------------------------        ----------
    (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code  (212)563-4141
                                                    --------------

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act;
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act;
[ ] Pre-commencement communication pursuant to rule 14d-2(b) under the Exchange Act;
[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act.


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Item 2.01.  Completion of Acquisition or Disposition of Assets

     Alfa International Holdings Corp. (the "Registrant"), completed the acquisition of Journey of Light, Inc., a Delaware corporation ("JOL") to become a wholly owned subsidiary on October 11, 2005. JOL was merged with and into Kuczynski Corp. (the "Merger-Sub"). The Merger-Sub which is a New York corporation and a wholly-owned subsidiary of the Registrant was recently formed for the purpose of merging with JOL. The Merger-Sub will change its corporate name to Journey of Light, Inc. The certificates of merger were filed with the Secretary of State of Delaware and the Secretary of State of New York on October 11, 2005 (the "Effective Date").

     JOL was a privately-held company engaged primarily in the business of real estate development in the country of Oman.

     In connection with the Merger, the Registrant will issue 16,284,278 shares of its $.001 par value common stock ("Common Stock") to the shareholders of JOL. As disclosed in Registrant's Report on Form 10-KSB for the period ended December 31, 2004, Frank J. Drohan, President and a Director of the Registrant, was a JOL shareholder at the time of the Merger. In addition, Charles
P. Kuczynski, Vice-President and a Director of the Registrant and Salvatore J. Bucchere a Director of the Registrant were also each shareholders of JOL at the time of the Merger.

     The terms of the Merger are more fully described in the Agreement and Plan of Merger dated May 19, 2005 by and among the Registrant, JOL and the Merger-Sub, a copy of which has been previously filed as an exhibit to Registrant's Report on Form 8-K dated May 27, 2005.


Item 8.01 - Other Events

Effective Monday, October 10, 2005 - the new stock ticker symbol for the Registrant's common stock is "AHDS". The Registrant's common stock is listed for quotation on the OTC Bulletin Board.


Item 9.  Financial Statements and Exhibits

     (a) and (b).   The financial statements and reports called
for by paragraph (a) and (b) of this Item will be filed within seventy-five (75) days of the Effective Date in accordance with the published rules of the Commission.

     (c)  A copy of the Agreement and Plan of Merger, dated May
19, 2005 by and among the Registrant, JOL and the Merger-Sub has been previously filed as an exhibit to Registrant's Report on Form 8-K dated May 27, 2005.
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Exhibits:

None






                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  October 11, 2005



                              ALFA International Holdings Corp.
                              ---------------------------------
                                   (Registrant)



                              BY: /s/ Frank J. Drohan
                                  -----------------------
                                   Frank J. Drohan,
                                   Chairman of the Board,
                                   President and Chief
                                   Executive Officer